UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2018

BrandywineGLOBAL —

GLOBAL OPPORTUNITIES BOND FUND

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to maximize total return consisting of income and capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of BrandywineGLOBAL — Global Opportunities Bond Fund for the twelve-month reporting period ended December 31, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2019

II	BrandywineGLOBAL — Global Opportunities Bond Fund

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended December 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first quarter 2018 U.S. gross domestic product (“GDP”)i growth was 2.2%. GDP growth then accelerated to 4.2% during the second quarter of 2018 — the strongest reading since the third quarter of 2014. Third quarter 2018 GDP growth was 3.4%. The deceleration in GDP growth in the third quarter of 2018 reflected a downturn in exports and decelerations in nonresidential fixed investment and personal consumption expenditures. Imports increased in the third quarter after decreasing in the second. These movements were partly offset by an upturn in private inventory investment. Finally, the U.S. Department of Commerce’s initial reading for fourth quarter 2018 GDP growth was delayed due to the partial shutdown of the U.S. government.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on December 31, 2018, the unemployment rate was 3.9%, versus 4.1% when the period began. The percentage of longer-term unemployed also declined during the reporting period. In December 2018, 20.5% of Americans looking for a job had been out of work for more than six months, versus 21.5% when the period began.

Turning to the global economy, in its January 2019 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”)ii said, “The global expansion has weakened. Global growth for 2018 is estimated at 3.7 percent, as in the October 2018 World Economic Outlook forecast, despite weaker performance in some economies, notably Europe and Asia…. Risks to global growth tilt to the downside. An escalation of trade tensions beyond those already incorporated in the forecast remains a key source of risk to the outlook.” From a regional perspective, the IMF projects 2019 growth in the Eurozone will be 1.6%, versus 1.8% in 2018. Japan’s economy is expected to expand 1.1% in 2019, compared to 0.9% in 2018. Elsewhere, the IMF projects that overall growth in emerging market countries will decelerate to 4.5% in 2019, versus 4.6% in 2018.

The Federal Reserve Board (the “Fed”)iii continued tightening monetary policy during the reporting period, as it raised interest rates four times in 2018 and further reduced its balance sheet. As widely expected, the Fed raised the federal funds rateiv at its meetings that ended on March 21, 2018 (to a range between 1.50% and 1.75%), June 13, 2018 (to a range between 1.75% and 2.00%), September 26, 2018 (to a range between 2.00% and 2.25%) and December 19, 2018 (to a range between 2.25% and 2.50%). At its meeting that concluded on January 30, 2019, after the reporting period ended, the Fed kept interest rates on hold and said, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate.…”

Central banks outside the U.S. took different approaches to monetary policy during the reporting period. Looking back, in December 2016, the European Central Bank (“ECB”)v extended its bond buying program until December 2017. From April 2017 through

BrandywineGLOBAL — Global Opportunities Bond Fund	III

Investment commentary (cont’d)

December 2017, the ECB purchased €60 billion-per-month of bonds. In October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare its purchases to €30 billion-per-month. In December 2018, the ECB ended its bond buying program, and again affirmed that it did not anticipate raising interest rates “at least through the summer of 2019”. In other developed countries, on November 2, 2017, the Bank of Englandvi raised rates from 0.25% to 0.50% — the first increase since July 2007. It then raised rates to 0.75% at its meeting on August 2, 2018. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2019

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

IV	BrandywineGLOBAL — Global Opportunities Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return consisting of income and capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets in fixed-income securities of issuers located in developed market countries. Any country that, at the time of purchase, has a sovereign debt rating of A- or better from at least one nationally recognized statistical ratings organization (“NRSRO”) or is included in the FTSE World Government Bond Indexi is considered a developed country. The Fund will invest in both investment grade and below investment grade fixed income securities, and intends to invest less than 35% of its net assets in below investment grade fixed income securities (commonly known as “high yield debt” or “junk bonds”). We intend to maintain an average weighted portfolio quality of A- or better, whether composed of rated securities or unrated securities that we deemed to be of comparable quality. The Fund’s investments may include securities of sovereign governments. The Fund may invest up to 25% of its net assets in convertible debt securities.

The Fund invests in currency forwards, in order to hedge its currency exposure in bond positions or to gain currency exposure. In addition, the Fund may engage in a variety of transactions using derivatives such as bond futures, interest rate futures, swaps and credit default swaps. The Fund may use derivatives to enhance total return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective durationii of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. These investments may be significant at times. Although we have the flexibility to use these instruments for hedging purposes, we may choose not to for a variety of reasons, even under very volatile market conditions. The Fund will normally hold a portfolio of fixed income securities of issuers located in a minimum of six countries

Although the Fund invests primarily in issuers in developed market countries as defined above, the Fund may also invest in issuers in emerging market countries, and some of the countries that the Fund considers to be developed may still have certain economic or other characteristics that are considered developing and are similar to emerging market countries.

The Fund may invest in securities of any maturity. The weighted average effective duration of the Fund’s portfolio, including derivatives, is expected to range from one to ten years, but for individual markets may be greater or lesser depending on our view of the prospects for lower interest rates and potential capital gains.

We follow a value approach to investing and, therefore, seek to identify relative value in the global bond markets. We define as undervalued, those markets where we believe real interest rates are high and the currency is undervalued with the potential to appreciate. We will focus investments in those undervalued markets where we believe cyclical business conditions as well as secular economic and political trends provide the best opportunity for declining interest rates and a return to lower real rates over time. We believe that such economic conditions provide the best potential to achieve capital appreciation.

BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report	1

Fund overview (cont’d)

Q. What were the overall market conditions during the Fund’s reporting period?

A. The global fixed income market experienced periods of volatility and generated weak results during the twelve-month reporting period ended December 31, 2018.

Global monetary policy continued to diverge during the reporting period. The Federal Reserve Board (the “Fed”)iii raised interest rates four times in 2018, with the latest increase bringing the federal funds rateiv to a range between 2.25% and 2.50%. The Fed currently anticipates two additional rate hikes in 2019 and continued paring its balance sheet. Other developed countries’ central banks, including the European Central Bank (“ECB”)v and the Bank of Japan (“BoJ”)vi, maintained their accommodative polices. The ECB ended its bond buying program at the end of December 2018, and indicated that it did not expect to raise interest rates “at least through the summer of 2019.” The BoJ and the People’s Bank of Chinavii also kept rates on hold during the reporting period. Elsewhere, the Bank of England (“BoE”)viii raised rates twice during the reporting period, with its last increase pushing rates to 0.75%.

All told, the Bloomberg Barclays Global Aggregate Bond Indexix returned -1.19% during the twelve months ended December 31, 2018. Investors who took on additional risk also experienced weak results over the reporting period. Global high-yield corporate bonds, as measured by the Bloomberg Barclays Global High Yield Index (USD Hedged)x returned -2.72%. Meanwhile, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xi returned -4.61%. Within the currency markets, the U.S. dollar appreciated against most other currencies. The U.S. dollar was supported by relatively strong economic growth and continued monetary policy tightening by the Fed.

Q. How did we respond to these changing market conditions?

A. Given uncertain global macro conditions, we made several adjustments to the Fund during the reporting period. We increased the Fund’s durationxii by adding to its allocation to U.S. Treasuries. This was done amid signs of a slowdown in U.S. economic growth, challenges in the housing market given higher interest rates, concerns over a stronger U.S. dollar and moderating corporate earnings. From a foreign exchange (FX) perspective, we pared the Fund’s U.S. dollar exposure. The U.S. dollar rallied for much of the period as growth in the U.S. improved, the Fed continued to raise interest rates and trade war rhetoric intensified. Against this backdrop, we found a number of non-U.S. dollar currencies to become increasingly attractive. In particular, we increased or initiated positions in the Japanese yen, Australian dollar, Colombian peso, South African rand and Swedish krona. Exposure to the yen served as a risk-off ballast, while positions in the other currencies expressed our view that commodity prices and global trade would recover — a theme that was eventually unable to gain traction in 2018. Elsewhere, we eliminated the Fund’s exposures to the Indian rupee, Turkish bonds and the Turkish lira.

During the reporting period, we used currency forwards to manage the Fund’s currency exposures. These instruments detracted from results.

Performance review

For the twelve months ended December 31, 2018, Class IS shares of BrandywineGLOBAL —

2	BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report

Global Opportunities Bond Fund returned -4.90%. The Fund’s unmanaged benchmark, the FTSE World Government Bond Index (Unhedged), returned -0.84% for the same period. The Lipper Global Income Funds Category Average1 returned -1.67% over the same time frame.

Performance Snapshot as of December 31, 2018 (unaudited)
(excluding sales charges)	6 months	12 months
BrandywineGLOBAL — Global Opportunities Bond Fund:
Class A	-2.18%	-5.28%
Class A2	-2.15%	-5.48%
Class C	-2.41%	-5.98%
Class C1[2]	-2.23%	-5.64%
Class FI	-2.03%	-5.22%
Class R	-2.23%	-5.55%
Class I	-1.94%	-4.99%
Class IS	-1.89%	-4.90%
FTSE World Government Bond Index (Unhedged)	0.10%	-0.84%
Lipper Global Income Funds Category Average[1]	-0.13%	-1.67%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2018 for Class A, Class A2, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 3.58%, 3.44%, 3.00%, 3.36%, 3.81%, 3.49%, 4.03% and 4.12%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class FI and Class R shares would have been 3.55%, 3.80% and 3.44%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2018, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 0.95%, 1.10%, 1.71%, 1.38%, 0.98%, 1.29%, 0.69% and 0.58%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 209 funds for the six-month period and among the 202 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

[2]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report	3

Fund overview (cont’d)

expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.00% for Class A shares, 1.20% for Class A2 shares, 1.75% for Class C shares, 1.45% for Class C1 shares, 1.00% for Class FI shares, 1.25% for Class R shares, 0.75% for Class I shares and 0.65% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its underweight to the euro. Economic growth in the region, which improved in 2017, softened in 2018. Against this backdrop, the ECB may remove policy accommodation at a slower pace than previously expected and the euro depreciated versus the U.S. dollar. An overweight to longer-dated Brazilian bonds was additive for results. Their yields declined and their prices rallied as inflation moderated and political uncertainty was lifted with the election of a new president. In addition, these bonds offered attractive yields in excess of 10%. Elsewhere, an overweight to the Mexican peso was rewarded. As was the case in Brazil, the election of a new president in Mexico alleviated certain political uncertainties. The currency was also supported by central bank rate hikes and a new trade agreement with the U.S. to replace North American Free Trade Agreement (“NAFTA”).

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance over the reporting period was our overweight to long dated Mexican government bonds. While rate hikes by Mexico’s central bank were beneficial for its currency, they had the opposite effect on its bonds, especially longer-term securities. An overweight to the Swedish krona was a headwind for results. The currency was negatively impacted by slower growth in Europe, political uncertainty and a central bank that chose to keep interest rates on hold. Collectively, these factors caused the Swedish krona to depreciate over the year. Finally, having no exposure to Japanese government bonds detracted from results. Our lack of exposure was due to low nominal yields and negative inflation-adjusted yields. Despite this, Japanese government bonds rallied — especially in the fourth quarter of the year — given deteriorating macro conditions.

4	BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report

Thank you for your investment in BrandywineGLOBAL — Global Opportunities Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

David F. Hoffman, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

Stephen S. Smith

Portfolio Manager

Brandywine Global Investment Management, LLC

John (“Jack”) P. McIntyre, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

Anujeet Sareen, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

January 24, 2019

RISKS: Foreign securities involve special risks such as currency fluctuations and social, political and economic uncertainties, which could increase volatility. These risks are magnified in emerging markets. Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the Fund may be unable to enforce its rights against the issuers. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. The Fund’s share price may decline as interest rates rise. Below investment grade debt securities (commonly known as “high yield debt” or “junk bonds”) involve greater volatility than higher-rated securities. To the extent that the Fund invests in asset- and mortgage-backed securities, its exposure to prepayment and extension risks may be greater than an investment in other fixed-income securities. The Fund may engage in derivative transactions, which involve special risks and costs and may increase losses and have a potentially large impact on Fund performance. As a non-diversified fund, the Fund is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report	5

Fund overview (cont’d)

[i]

The FTSE World Government Bond Index (“WGBI”) measures the performance of fixed-rate, local currency, investment grade sovereign bonds. The WGBI currently comprises sovereign debt from multiple countries, denominated in a variety of currencies. The WGBI provides a broad benchmark for the global sovereign fixed income market.

ii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

vii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

viii	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

ix	The Bloomberg Barclays Global Aggregate Index is an index comprised of several other Bloomberg Barclays indices that measure fixed-income performance of regions around the world.

[x]

The Bloomberg Barclays Global High Yield Index (USD Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

xi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

6	BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2018 and December 31, 2017 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2018 and held for the six months ended December 31, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

8	BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-2.18%	$1,000.00	$978.20	1.00%	$4.99	Class A	5.00%	$1,000.00	$1,020.16	1.00%	$5.09
Class A2	-2.15	1,000.00	978.50	1.10	5.49	Class A2	5.00	1,000.00	1,019.66	1.10	5.60
Class C	-2.41	1,000.00	975.90	1.72	8.57	Class C	5.00	1,000.00	1,016.53	1.72	8.74
Class C1	-2.23	1,000.00	977.70	1.37	6.83	Class C1	5.00	1,000.00	1,018.30	1.37	6.97
Class FI	-2.03	1,000.00	979.70	0.98	4.89	Class FI	5.00	1,000.00	1,020.27	0.98	4.99
Class R	-2.23	1,000.00	977.70	1.25	6.23	Class R	5.00	1,000.00	1,018.90	1.25	6.36
Class I	-1.94	1,000.00	980.60	0.67	3.34	Class I	5.00	1,000.00	1,021.83	0.67	3.41
Class IS	-1.89	1,000.00	981.10	0.58	2.90	Class IS	5.00	1,000.00	1,022.28	0.58	2.96

[1]	For the six months ended December 31, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class C1[2]	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/18	-5.28%	-5.48%	-5.98%	-5.64%	-5.22%	-5.55%	-4.99%	-4.90%
Five Years Ended 12/31/18	1.44	1.27	0.68	1.04	1.42	1.15	1.73	1.84
Ten Years Ended 12/31/18	N/A	N/A	N/A	N/A	N/A	N/A	N/A	5.80
Inception* through 12/31/18	3.85	0.67	0.54	3.32	6.06	1.87	6.11	—

With sales charges[3]	Class A	Class A2	Class C	Class C1[2]	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/18	-9.29%	-9.49%	-6.90%	-6.56%	-5.22%	-5.55%	-4.99%	-4.90%
Five Years Ended 12/31/18	0.57	0.40	0.68	1.04	1.42	1.15	1.73	1.84
Ten Years Ended 12/31/18	N/A	N/A	N/A	N/A	N/A	N/A	N/A	5.80
Inception* through 12/31/18	3.34	-0.03	0.54	3.32	6.06	1.87	6.11	—

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 3/10/10 through 12/31/18)	39.47%
Class A2 (Inception date of 10/31/12 through 12/31/18)	4.22
Class C (Inception date of 8/1/12 through 12/31/18)	3.54
Class C1[2] (Inception date of 3/11/10 through 12/31/18)	33.29
Class FI (Inception date of 2/26/09 through 12/31/18)	78.38
Class R (Inception date of 9/30/11 through 12/31/18)	14.41
Class I (Inception date of 3/19/09 through 12/31/18)	78.69
Class IS (12/31/08 through 12/31/18)	75.80

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares and Class C1 shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*

Inception dates for Class A, A2, C, C1, FI, R, I and IS shares are March 10, 2010, October 31, 2012, August 1, 2012, March 11, 2010, February 26, 2009, September 30, 2011, March 19, 2009 and November 1, 2006, respectively.

10	BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report

Historical performance

Value of $1,000,000 invested in

Class IS Shares of BrandywineGLOBAL — Global Opportunities Bond Fund vs. FTSE World Government Bond Index (unhedged)† — December 2008 - December 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class IS shares of BrandywineGLOBAL — Global Opportunities Bond Fund on December 31, 2008 assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2018. The hypothetical illustration also assumes a $1,000,000 investment in the FTSE World Government Bond Index (unhedged). The FTSE World Government Bond Index measures the performance of fixed-rate, local currency, investment grade sovereign bonds. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class IS shares’ performance indicated on this chart, depending on whether greater or lesser charges and fees were incurred by shareholders investing in the other classes.

BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report	11

Schedule of investments

December 31, 2018

BrandywineGLOBAL — Global Opportunities Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 54.7%
Australia — 5.6%
Australia Government Bond, Senior Notes	2.750%	10/21/19	127,690,000	AUD	$90,513,068	(a)
New South Wales Treasury Corp.	3.500%	3/20/19	23,215,000	AUD	16,403,990
Queensland Treasury Corp.	4.000%	6/21/19	50,435,000	AUD	35,843,998	(a)
Western Australian Treasury Corp.	7.000%	10/15/19	48,285,000	AUD	35,293,400
Total Australia					178,054,456
Brazil — 5.1%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	594,900,000	BRL	160,473,502
Colombia — 2.8%
Colombian TES	6.000%	4/28/28	299,184,800,000	COP	87,540,874
Indonesia — 4.0%
Indonesia Treasury Bond, Senior Notes	8.375%	3/15/24	132,490,000,000	IDR	9,360,907
Indonesia Treasury Bond, Senior Notes	9.000%	3/15/29	812,700,000,000	IDR	59,758,939
Indonesia Treasury Bond, Senior Notes	6.625%	5/15/33	153,500,000,000	IDR	9,324,217
Indonesia Treasury Bond, Senior Notes	8.375%	3/15/34	71,600,000,000	IDR	5,038,788
Indonesia Treasury Bond, Senior Notes	8.750%	2/15/44	609,200,000,000	IDR	42,571,726
Total Indonesia					126,054,577
Malaysia — 6.7%
Malaysia Government Bond, Senior Notes	3.659%	10/15/20	231,170,000	MYR	56,067,773
Malaysia Government Bond, Senior Notes	4.048%	9/30/21	101,200,000	MYR	24,747,606
Malaysia Government Bond, Senior Notes	3.882%	3/10/22	152,460,000	MYR	37,102,105
Malaysia Government Bond, Senior Notes	3.480%	3/15/23	181,645,000	MYR	43,393,573
Malaysia Government Bond, Senior Notes	3.955%	9/15/25	59,305,000	MYR	14,287,676
Malaysia Government Bond, Senior Notes	3.899%	11/16/27	161,820,000	MYR	38,319,446
Total Malaysia					213,918,179
Mexico — 12.6%
Mexican Bonos, Bonds	8.000%	11/7/47	1,029,000,000	MXN	47,340,153
Mexican Bonos, Senior Notes	8.500%	5/31/29	1,843,570,000	MXN	92,322,267
Mexican Bonos, Senior Notes	7.750%	11/23/34	689,000,000	MXN	31,831,069
Mexican Bonos, Senior Notes	8.500%	11/18/38	2,004,000,000	MXN	98,230,085
Mexican Bonos, Senior Notes	7.750%	11/13/42	2,936,800,000	MXN	132,103,882
Total Mexico					401,827,456
Poland — 6.0%
Republic of Poland Government Bond	0.000%	4/25/19	249,450,000	PLN	66,482,672
Republic of Poland Government Bond	3.250%	7/25/19	186,710,000	PLN	50,576,615
Republic of Poland Government Bond	1.500%	4/25/20	277,200,000	PLN	74,406,203
Total Poland					191,465,490

See Notes to Financial Statements.

12	BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report

BrandywineGLOBAL — Global Opportunities Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
South Africa — 5.9%
Republic of South Africa Government Bond	6.500%	2/28/41	1,296,170,000	ZAR	$62,905,168
Republic of South Africa Government Bond	8.750%	2/28/48	2,028,000,000	ZAR	125,506,947
Total South Africa					188,412,115
United Kingdom — 6.0%
United Kingdom Gilt, Bonds	1.750%	7/22/19	149,000,000	GBP	190,961,834	(a)
Total Sovereign Bonds (Cost — $2,108,962,984)					1,738,708,483
U.S. Government & Agency Obligations — 23.1%
U.S. Government Obligations — 23.1%
U.S. Treasury Bonds	2.875%	11/15/46	90,590,000		88,109,391
U.S. Treasury Bonds	3.375%	11/15/48	240,720,000		257,481,071
U.S. Treasury Notes	2.875%	8/15/28	380,900,000		386,866,441
Total U.S. Government & Agency Obligations (Cost — $721,654,978)					732,456,903
Corporate Bonds & Notes — 19.2%
Communication Services — 1.9%
Media — 1.9%
NBCUniversal Enterprise Inc., Senior Notes (3 mo. USD LIBOR + 0.400%)	3.197%	4/1/21	60,365,000		59,793,510	(b)(c)
Consumer Discretionary — 4.2%
Automobiles — 4.2%
Ford Motor Credit Co., LLC, Senior Notes (3 mo. USD LIBOR + 0.810%)	3.605%	4/5/21	55,550,000		54,142,545	(c)
Ford Motor Credit Co., LLC, Senior Notes (3 mo. USD LIBOR + 1.000%)	3.797%	1/9/20	18,460,000		18,273,491	(c)
General Motors Financial Co. Inc., Senior Notes (3 mo. USD LIBOR + 0.930%)	3.366%	4/13/20	61,325,000		60,952,939	(c)
Total Consumer Discretionary					133,368,975
Financials — 10.3%
Banks — 3.4%
Citibank NA, Senior Notes (3 mo. USD LIBOR + 0.350%)	2.968%	2/12/21	51,085,000		50,558,707	(c)
Citigroup Inc., Senior Notes (3 mo. USD LIBOR + 0.790%)	3.204%	1/10/20	11,765,000		11,782,266	(c)
Wells Fargo & Co., Senior Notes (3 mo. USD LIBOR + 1.025%)	3.533%	7/26/21	45,335,000		45,562,184	(c)
Total Banks					107,903,157
Capital Markets — 5.1%
Daimler Finance North America LLC, Senior Notes (3 mo. USD LIBOR + 0.450%)	3.127%	2/22/21	58,305,000		57,602,849	(b)(c)
Goldman Sachs Group Inc., Senior Notes (3 mo. USD LIBOR + 0.750%)	3.427%	2/23/23	106,785,000		103,262,245	(c)
Total Capital Markets					160,865,094

See Notes to Financial Statements.

BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report	13

Schedule of investments (cont’d)

December 31, 2018

BrandywineGLOBAL — Global Opportunities Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Consumer Finance — 1.0%
American Express Co., Senior Notes (3 mo. USD LIBOR + 0.600%)	3.192%	11/5/21	31,020,000		$30,910,374	(c)
Insurance — 0.8%
Metropolitan Life Global Funding I, Senior Secured Notes (3 mo. USD LIBOR + 0.230%)	2.638%	1/8/21	26,835,000		26,517,044	(b)(c)
Total Financials					326,195,669
Industrials — 1.8%
Machinery — 1.8%
Caterpillar Financial Services Corp., Senior Notes (3 mo. USD LIBOR + 0.230%)	3.018%	3/15/21	58,260,000		57,884,828	(c)
Information Technology — 1.0%
Technology Hardware, Storage & Peripherals — 1.0%
Hewlett Packard Enterprise Co., Senior Notes	6.350%	10/15/45	36,026,000		33,731,842
Total Corporate Bonds & Notes (Cost — $620,765,663)					610,974,824
Collateralized Mortgage Obligations (d) —1.2%
Federal National Mortgage Association (FNMA) — CAS, 2014-C04, 1M2 (1 mo. USD LIBOR + 4.900%)	7.406%	11/25/24	3,032,741		3,387,740	(c)
Federal National Mortgage Association (FNMA) — CAS, 2017-C05, 1M2 (1 mo. USD LIBOR + 2.200%)	4.706%	1/25/30	6,610,000		6,630,151	(c)
Fondo de Titulizacion de Activos UCI, 2017 A2 (3 mo. Euribor + 0.160%, 0.000% floor)	0.000%	12/17/49	5,376,075	EUR	5,699,741	(a)(c)
IM Pastor Fondo de Titulizacion de Activos, 2004 A (3 mo. Euribor + 0.140%, 0.000% Floor)	0.000%	3/22/44	8,389,883	EUR	8,736,837	(a)(c)
Pastor GC Hipotecario, 2005 A2 (3 mo. Euribor + 0.170%, 0.000% floor)	0.000%	6/21/46	12,828,845	EUR	12,990,960	(a)(c)
Total Collateralized Mortgage Obligations (Cost — $42,025,293)					37,445,429
Total Investments before Short-Term Investments (Cost — $3,493,408,918)					3,119,585,639

			Shares
Short-Term Investments — 0.8%
JPMorgan U.S. Government Money Market Fund, Institutional Class (Cost — $26,619,132)	2.403%		26,619,132		26,619,132
Total Investments — 99.0% (Cost — $3,520,028,050)					3,146,204,771
Other Assets in Excess of Liabilities — 1.0%					31,667,221
Total Net Assets — 100.0%					$3,177,871,992

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

See Notes to Financial Statements.

14	BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report

BrandywineGLOBAL — Global Opportunities Bond Fund

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

Abbreviations used in this schedule:

AUD	— Australian Dollar

BRL	— Brazilian Real

CAS	— Connecticut Avenue Securities

COP	— Colombian Peso

EUR	— Euro

GBP	— British Pound

IDR	— Indonesian Rupiah

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

MYR	— Malaysian Ringgit

PLN	— Polish Zloty

ZAR	— South African Rand

At December 31, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SEK	1,963,800,000	USD	222,939,951	HSBC Bank USA, N.A.	1/14/19	$(1,102,140)
CAD	241,450,000	USD	185,665,072	Goldman Sachs Group Inc.	1/18/19	(8,719,157)
USD	6,640,578	CAD	8,850,000	HSBC Bank USA, N.A.	1/18/19	154,882
NOK	170,800,000	USD	20,911,640	HSBC Bank USA, N.A.	1/24/19	(1,135,565)
COP	190,870,000,000	USD	60,347,471	JPMorgan Chase & Co.	1/30/19	(1,667,893)
SEK	670,800,000	USD	75,319,163	HSBC Bank USA, N.A.	2/15/19	652,912
USD	6,366,825	JPY	720,000,000	Citibank, N.A.	2/22/19	(229,730)
NOK	706,800,000	USD	83,725,228	HSBC Bank USA, N.A.	2/22/19	(1,780,279)
JPY	27,260,000,000	USD	241,773,836	JPMorgan Chase & Co.	2/22/19	7,979,047
AUD	118,000,000	USD	85,345,860	Morgan Stanley & Co. Inc.	2/25/19	(2,146,674)
USD	24,198,052	EUR	21,070,000	JPMorgan Chase & Co.	3/12/19	(89,214)
SEK	670,800,000	USD	75,493,782	HSBC Bank USA, N.A.	3/15/19	648,986
GBP	102,170,000	USD	130,007,749	Citibank, N.A.	3/18/19	712,303
USD	31,767,265	ZAR	462,600,000	Barclays Bank PLC	3/19/19	(82,630)
NOK	706,800,000	USD	83,830,489	HSBC Bank USA, N.A.	3/22/19	(1,791,153)

See Notes to Financial Statements.

BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report	15

Schedule of investments (cont’d)

December 31, 2018

BrandywineGLOBAL — Global Opportunities Bond Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	13,907,000,000	USD	126,031,991	Citibank, N.A.	3/26/19	$1,748,312
SEK	256,300,000	USD	28,672,111	HSBC Bank USA, N.A.	4/15/19	493,053
Total						$(6,354,940)

Abbreviations used in this table:

AUD	— Australian Dollar

CAD	— Canadian Dollar

COP	— Colombian Peso

EUR	— Euro

GBP	— British Pound

JPY	— Japanese Yen

NOK	— Norwegian Krone

SEK	— Swedish Krona

USD	— United States Dollar

ZAR	— South African Rand

Summary of Investments by Country* (unaudited)
United States	41.2%
Mexico	12.8
Malaysia	6.8
Poland	6.1
United Kingdom	6.1
South Africa	6.0
Australia	5.6
Brazil	5.1
Indonesia	4.0
Colombia	2.8
Germany	1.8
Spain	0.9
Short-Term Investments	0.8
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of December 31, 2018 and are subject to change.

See Notes to Financial Statements.

16	BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report

Statement of assets and liabilities

December 31, 2018

Assets:
Investments, at value (Cost — $3,520,028,050)	$3,146,204,771
Foreign currency, at value (Cost — $431,738)	433,487
Interest receivable	38,870,467
Unrealized appreciation on forward foreign currency contracts	12,389,495
Receivable for Fund shares sold	10,878,471
Deposits with brokers for OTC derivatives	1,680,000
Deposits with brokers for centrally cleared swap contracts	1,004
Prepaid expenses	220,643
Total Assets	3,210,678,338

Liabilities:
Unrealized depreciation on forward foreign currency contracts	18,744,435
Payable for Fund shares repurchased	11,287,090
Investment management fee payable	1,356,179
Accrued foreign capital gains tax	155,228
Trustees’ fees payable	72,391
Service and/or distribution fees payable	63,424
Accrued expenses	1,127,599
Total Liabilities	32,806,346
Total Net Assets	$3,177,871,992

Net Assets:
Par value (Note 7)	$3,211
Paid-in capital in excess of par value	3,657,591,290
Total distributable earnings (loss)	(479,722,509)	†
Total Net Assets	$3,177,871,992

See Notes to Financial Statements.

BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report	17

Statement of assets and liabilities (cont’d)

December 31, 2018

Net Assets:
Class A	$157,145,859
Class A2	$13,232,737
Class C	$14,972,407
Class C1	$5,746,032
Class FI	$27,622,620
Class R	$11,832,142
Class I	$907,874,522
Class IS	$2,039,445,673

Shares Outstanding:
Class A	15,804,530
Class A2	1,334,815
Class C	1,532,881
Class C1	584,093
Class FI	2,813,868
Class R	1,197,800
Class I	91,837,139
Class IS	206,030,954

Net Asset Value:
Class A (and redemption price)	$9.94
Class A2 (and redemption price)	$9.91
Class C*	$9.77
Class C1*	$9.84
Class FI (and redemption price)	$9.82
Class R (and redemption price)	$9.88
Class I (and redemption price)	$9.89
Class IS (and redemption price)	$9.90
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$10.38
Class A2 (based on maximum initial sales charge of 4.25%)	$10.35

†	Net of accrued foreign capital gains tax of $155,228.

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

18	BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report

Statement of operations

For the Year Ended December 31, 2018

Investment Income:
Interest	$143,476,258
Less: Foreign taxes withheld	(2,097,670)
Total Investment Income	141,378,588

Expenses:
Investment management fee (Note 2)	17,401,688
Transfer agent fees (Note 5)	1,705,189
Service and/or distribution fees (Notes 2 and 5)	928,459
Custody fees	909,079
Trustees’ fees	510,445
Legal fees	215,751
Registration fees	209,643
Fund accounting fees	130,228
Commitment fees (Note 8)	118,533
Audit and tax fees	63,253
Shareholder reports	60,985
Insurance	41,645
Fees recaptured by investment manager (Note 2)	71
Miscellaneous expenses	168,788
Total Expenses	22,463,757
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(6,761)
Net Expenses	22,456,996
Net Investment Income	118,921,592

Realized and Unrealized Gain (Loss) on Investments, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(3,858,503)
Forward foreign currency contracts	(85,764,626)
Foreign currency transactions	(10,434,503)
Net Realized Loss	(100,057,632)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(212,233,192)	†
Forward foreign currency contracts	8,188,028
Foreign currencies	(596,845)
Change in Net Unrealized Appreciation (Depreciation)	(204,642,009)
Net Loss on Investments, Forward Foreign Currency Contracts and Foreign Currency Transactions	(304,699,641)
Decrease in Net Assets From Operations	$(185,778,049)

†	Net of change in accrued foreign capital gains tax of $1,111,130.

See Notes to Financial Statements.

BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report	19

Statements of changes in net assets

For the Years Ended December 31,	2018	2017

Operations:
Net investment income	$118,921,592	$105,535,090
Net realized gain (loss)	(100,057,632)	66,178,664
Change in net unrealized appreciation (depreciation)	(204,642,009)	199,913,209
Increase (Decrease) in Net Assets From Operations	(185,778,049)	371,626,963

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings(a)	(125,755,755)	(158,228,186)
Decrease in Net Assets From Distributions to Shareholders	(125,755,755)	(158,228,186)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	1,230,842,211	1,335,572,984
Reinvestment of distributions	120,307,076	151,339,492
Cost of shares repurchased	(1,336,039,479)	(1,135,256,778)
Increase in Net Assets From Fund Share Transactions	15,109,808	351,655,698
Increase (Decrease) in Net Assets	(296,423,996)	565,054,475

Net Assets:
Beginning of year	3,474,295,988	2,909,241,513
End of year(b)	$3,177,871,992	$3,474,295,988

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Note 10. For the year ended December 31, 2017, distributions from net investment income and net realized gains were $77,501,168 and $80,727,018, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 10. For the year ended December 31, 2017, end of year net assets included overdistributed net investment income of $(2,455,987).

See Notes to Financial Statements.

20	BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$10.85	$10.09	$9.83	$11.00	$10.87

Income (loss) from operations:
Net investment income	0.32	0.33	0.32	0.30	0.36
Net realized and unrealized gain (loss)	(0.88)	0.91	0.13	(1.26)	0.27
Total income (loss) from operations	(0.56)	1.24	0.45	(0.96)	0.63

Less distributions from:
Net investment income	(0.34)	(0.22)	—	(0.18)	(0.47)
Net realized gains	(0.01)	(0.26)	(0.19)	(0.03)	(0.03)
Total distributions	(0.35)	(0.48)	(0.19)	(0.21)	(0.50)

Net asset value, end of year	$9.94	$10.85	$10.09	$9.83	$11.00
Total return[2]	(5.28)%	12.34%	4.57%	(8.78)%	5.83%

Net assets, end of year (millions)	$157	$212	$256	$290	$395

Ratios to average net assets:
Gross expenses	0.97%	0.95%	0.95%	0.92%	0.94%[3]
Net expenses[4]	0.97	0.95	0.95	0.92	0.94 [3]
Net investment income	3.06	3.00	3.07	2.82	3.17

Portfolio turnover rate	58%	57%	53%[5]	59%	52%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A2 Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$10.83	$10.07	$9.82	$11.00	$10.86

Income (loss) from operations:
Net investment income	0.31	0.31	0.31	0.28	0.33
Net realized and unrealized gain (loss)	(0.90)	0.92	0.13	(1.27)	0.29
Total income (loss) from operations	(0.59)	1.23	0.44	(0.99)	0.62

Less distributions from:
Net investment income	(0.32)	(0.21)	—	(0.16)	(0.45)
Net realized gains	(0.01)	(0.26)	(0.19)	(0.03)	(0.03)
Total distributions	(0.33)	(0.47)	(0.19)	(0.19)	(0.48)

Net asset value, end of year	$9.91	$10.83	$10.07	$9.82	$11.00
Total return[2]	(5.48)%	12.23%	4.47%	(9.03)%	5.66%

Net assets, end of year (000s)	$13,233	$13,891	$12,666	$12,846	$13,548

Ratios to average net assets:
Gross expenses	1.10%	1.10%	1.10%	1.11%[3]	1.21%[3]
Net expenses[4]	1.10	1.10	1.10	1.11 [3]	1.20 [3,5]
Net investment income	2.97	2.84	2.93	2.64	2.89

Portfolio turnover rate	58%	57%	53%[6]	59%	52%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

22	BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$10.67	$9.94	$9.75	$10.92	$10.79

Income (loss) from operations:
Net investment income	0.24	0.24	0.24	0.21	0.27
Net realized and unrealized gain (loss)	(0.87)	0.90	0.14	(1.25)	0.28
Total income (loss) from operations	(0.63)	1.14	0.38	(1.04)	0.55

Less distributions from:
Net investment income	(0.26)	(0.15)	—	(0.10)	(0.39)
Net realized gains	(0.01)	(0.26)	(0.19)	(0.03)	(0.03)
Total distributions	(0.27)	(0.41)	(0.19)	(0.13)	(0.42)

Net asset value, end of year	$9.77	$10.67	$9.94	$9.75	$10.92
Total return[2]	(5.98)%	11.52%	3.89%	(9.58)%	5.05%

Net assets, end of year (000s)	$14,972	$19,542	$22,874	$31,634	$43,164

Ratios to average net assets:
Gross expenses	1.71%	1.71%	1.71%	1.68%	1.73%[3]
Net expenses[4]	1.71 [5]	1.71 [5]	1.71	1.68	1.73 [3]
Net investment income	2.33	2.24	2.30	2.06	2.37

Portfolio turnover rate	58%	57%	53%[6]	59%	52%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C1 Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$10.74	$10.00	$9.78	$10.94	$10.80

Income (loss) from operations:
Net investment income	0.27	0.28	0.28	0.25	0.31
Net realized and unrealized gain (loss)	(0.87)	0.90	0.13	(1.25)	0.28
Total income (loss) from operations	(0.60)	1.18	0.41	(1.00)	0.59

Less distributions from:
Net investment income	(0.29)	(0.18)	—	(0.13)	(0.42)
Net realized gains	(0.01)	(0.26)	(0.19)	(0.03)	(0.03)
Total distributions	(0.30)	(0.44)	(0.19)	(0.16)	(0.45)

Net asset value, end of year	$9.84	$10.74	$10.00	$9.78	$10.94
Total return[2]	(5.64)%	11.94%	4.08%	(9.19)%	5.46%

Net assets, end of year (000s)	$5,746	$9,537	$11,595	$15,697	$25,307

Ratios to average net assets:
Gross expenses	1.38%	1.38%	1.38%	1.35%	1.40%
Net expenses[3]	1.38	1.37 [4]	1.38	1.35	1.40
Net investment income	2.64	2.58	2.64	2.38	2.73

Portfolio turnover rate	58%	57%	53%[5]	59%	52%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

24	BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class FI Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$10.71	$9.96	$9.71	$10.88	$10.75

Income (loss) from operations:
Net investment income	0.31	0.32	0.32	0.29	0.34
Net realized and unrealized gain (loss)	(0.86)	0.91	0.12	(1.25)	0.29
Total income (loss) from operations	(0.55)	1.23	0.44	(0.96)	0.63

Less distributions from:
Net investment income	(0.33)	(0.22)	—	(0.18)	(0.47)
Net realized gains	(0.01)	(0.26)	(0.19)	(0.03)	(0.03)
Total distributions	(0.34)	(0.48)	(0.19)	(0.21)	(0.50)

Net asset value, end of year	$9.82	$10.71	$9.96	$9.71	$10.88
Total return[2]	(5.22)%	12.28%	4.62%	(8.94)%	5.85%

Net assets, end of year (000s)	$27,623	$74,844	$69,455	$66,227	$55,430

Ratios to average net assets:
Gross expenses	0.99%	0.98%	0.97%	0.98%[3]	1.01%[3]
Net expenses[4]	0.99 [5]	0.98 [5]	0.97	0.98 [3]	1.00 [3,5]
Net investment income	2.99	2.97	3.06	2.77	3.07

Portfolio turnover rate	58%	57%	53%[6]	59%	52%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class R Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$10.79	$10.04	$9.80	$10.98	$10.85

Income (loss) from operations:
Net investment income	0.29	0.29	0.29	0.26	0.32
Net realized and unrealized gain (loss)	(0.88)	0.91	0.14	(1.26)	0.28
Total income (loss) from operations	(0.59)	1.20	0.43	(1.00)	0.60

Less distributions from:
Net investment income	(0.31)	(0.19)	—	(0.15)	(0.44)
Net realized gains	(0.01)	(0.26)	(0.19)	(0.03)	(0.03)
Total distributions	(0.32)	(0.45)	(0.19)	(0.18)	(0.47)

Net asset value, end of year	$9.88	$10.79	$10.04	$9.80	$10.98
Total return[2]	(5.55)%	12.02%	4.38%	(9.14)%	5.54%

Net assets, end of year (000s)	$11,832	$18,609	$15,776	$14,739	$9,717

Ratios to average net assets:
Gross expenses	1.30%[3]	1.29%[3]	1.29%[3]	1.27%[3]	1.36%
Net expenses[4,5]	1.25 [3]	1.25 [3]	1.25 [3]	1.25 [3]	1.25
Net investment income	2.78	2.69	2.77	2.53	2.80

Portfolio turnover rate	58%	57%	53%[6]	59%	52%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

26	BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$10.80	$10.04	$9.75	$10.92	$10.79

Income (loss) from operations:
Net investment income	0.35	0.35	0.35	0.32	0.38
Net realized and unrealized gain (loss)	(0.88)	0.92	0.13	(1.25)	0.28
Total income (loss) from operations	(0.53)	1.27	0.48	(0.93)	0.66

Less distributions from:
Net investment income	(0.37)	(0.25)	—	(0.21)	(0.50)
Net realized gains	(0.01)	(0.26)	(0.19)	(0.03)	(0.03)
Total distributions	(0.38)	(0.51)	(0.19)	(0.24)	(0.53)

Net asset value, end of year	$9.89	$10.80	$10.04	$9.75	$10.92
Total return[2]	(4.99)%	12.72%	4.91%	(8.63)%	6.13%

Net assets, end of year (millions)	$908	$1,155	$1,357	$1,522	$1,867

Ratios to average net assets:
Gross expenses	0.67%	0.69%	0.71%	0.69%	0.70%[3]
Net expenses[4]	0.67	0.69	0.71	0.69	0.70 [3]
Net investment income	3.38	3.26	3.31	3.06	3.38

Portfolio turnover rate	58%	57%	53%[5]	59%	52%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class IS Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$10.81	$10.05	$9.75	$10.92	$10.79

Income (loss) from operations:
Net investment income	0.37	0.36	0.36	0.33	0.39
Net realized and unrealized gain (loss)	(0.89)	0.92	0.13	(1.25)	0.29
Total income (loss) from operations	(0.52)	1.28	0.49	(0.92)	0.68

Less distributions from:
Net investment income	(0.38)	(0.26)	—	(0.22)	(0.52)
Net realized gains	(0.01)	(0.26)	(0.19)	(0.03)	(0.03)
Total distributions	(0.39)	(0.52)	(0.19)	(0.25)	(0.55)

Net asset value, end of year	$9.90	$10.81	$10.05	$9.75	$10.92
Total return[2]	(4.90)%	12.83%	5.02%	(8.50)%	6.26%

Net assets, end of year (millions)	$2,039	$1,970	$1,164	$1,213	$1,178

Ratios to average net assets:
Gross expenses	0.58%	0.58%	0.58%	0.56%	0.58%
Net expenses[3]	0.58	0.58	0.58	0.56	0.58
Net investment income	3.50	3.35	3.45	3.20	3.51

Portfolio turnover rate	58%	57%	53%[4]	59%	52%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.65%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[4]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

28	BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

BrandywineGLOBAL — Global Opportunities Bond Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report	29

Notes to financial statements (cont’d)

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

30	BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$1,738,708,483	—	$1,738,708,483
U.S. government & agency obligations	—	732,456,903	—	732,456,903
Corporate bonds & notes	—	610,974,824	—	610,974,824
Collateralized mortgage obligations	—	37,445,429	—	37,445,429
Total long-term investments	—	3,119,585,639	—	3,119,585,639
Short-term investments†	$26,619,132	—	—	26,619,132
Total investments	$26,619,132	$3,119,585,639	—	$3,146,204,771
Other financial instruments:
Forward foreign currency contracts	—	$12,389,495	—	$12,389,495
Total	$26,619,132	$3,131,975,134	—	$3,158,594,266

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$18,744,435	—	$18,744,435

†	See Schedule of Investments for additional detailed categorizations.

(b) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counter-party in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report	31

Notes to financial statements (cont’d)

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

32	BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA

BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report	33

Notes to financial statements (cont’d)

Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2018, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $18,744,435. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of December 31, 2018, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $1,680,000, which could be used to reduce the required payment.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

34	BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of December 31, 2018, there were $155,228 of capital gains tax liabilities accrued on unrealized gains.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s subadviser. LMPFA and Brandywine Global are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Brandywine Global monthly 90% of the net management fee.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class C1, Class FI, Class R, Class I and Class IS shares did not exceed 1.00%, 1.20%, 1.75%, 1.45%, 1.00%, 1.25%,

BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report	35

Notes to financial statements (cont’d)

0.75% and 0.65%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares of the Fund did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

During the year ended December 31, 2018, fees waived and/or expenses reimbursed amounted to $6,761.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2018, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

Class R
Expires December 31, 2019	$7,092
Expires December 31, 2020	7,630
Expires December 31, 2021	6,728
Total fee waivers/expense reimbursements subject to recapture	$21,450

For the year ended December 31, 2018, fee waivers and/or expense reimbursements recaptured by LMPFA, if any, were as follows:

Class R
LMPFA recaptured	$71

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C and Class C1 shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

36	BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report

For the year ended December 31, 2018, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class A2	Class C
Sales charges	$9,080	$6,450	—
CDSCs	5,982	20	$1,696

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$904,696,299	$972,493,672
Sales	1,096,433,986	998,851,611

At December 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$3,520,116,607	$15,154,814	$(389,066,650)	$(373,911,836)
Forward foreign currency contracts	—	12,389,495	(18,744,435)	(6,354,940)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2018.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$12,389,495

BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report	37

Notes to financial statements (cont’d)

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$18,744,435

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$(85,764,626)
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$8,188,028

During the year ended December 31, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$1,600,738,066
Forward foreign currency contracts (to sell)	346,790,507

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of December 31, 2018.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)2, [3]	Net Amount4,[5]
Barclays Bank PLC	—	$(82,630)	$(82,630)	—	$(82,630)
Citibank N.A.	$2,460,615	(229,730)	2,230,885	—	2,230,885
Goldman Sachs Group Inc.	—	(8,719,157)	(8,719,157)	—	(8,719,157)
HSBC Bank USA, N.A.	1,949,833	(5,809,137)	(3,859,304)	—	(3,859,304)
JPMorgan Chase & Co.	7,979,047	(1,757,107)	6,221,940	$1,680,000	7,901,940
Morgan Stanley & Co. Inc.	—	(2,146,674)	(2,146,674)	—	(2,146,674)
Total	$12,389,495	$(18,744,435)	$(6,354,940)	$1,680,000	$(4,674,940)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

38	BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C, Class C1, Class FI and Class R shares calculated at the annual rate of 0.25%, 0.25%, 1.00%, 0.70%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$469,015		$289,006
Class A2	34,902		38,447
Class C	182,557	†	26,362
Class C1	56,008		8,459
Class FI	111,374	†	77,324
Class R	74,603		33,584
Class I	—		1,097,591
Class IS	—		134,416
Total	$928,459		$1,705,189

†

Amounts shown are exclusive of expense reimbursements. For the year ended December 31, 2018, the service and/or distribution fees reimbursed amounted to $15 and $18 for Class C and Class FI shares, respectively.

For the year ended December 31, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class A2	—
Class C	$15
Class C1	—
Class FI	18
Class R	6,728
Class I	—
Class IS	—
Total	$6,761

BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report	39

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended December 31, 2018	Year Ended December 31, 2017
Net Investment Income:
Class A	$5,617,010	$4,235,619
Class A2	430,242	257,426
Class C	432,375	268,850
Class C1	203,845	160,932
Class FI	1,184,331	1,484,109
Class R	423,930	322,683
Class I	37,013,580	25,930,235
Class IS	77,195,393	44,841,314
Total	$122,500,706	$77,501,168

Net Realized Gains:
Class A	$160,017	$4,914,787
Class A2	12,865	321,632
Class C	17,451	451,709
Class C1	7,396	225,377
Class FI	46,490	1,721,625
Class R	14,301	432,335
Class I	1,003,311	27,037,179
Class IS	1,993,218	45,622,374
Total	$3,255,049	$80,727,018

7. Shares of beneficial interest

At December 31, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	6,779,958	$71,324,250	5,246,749	$56,802,038
Shares issued on reinvestment	459,192	4,723,200	688,985	7,463,373
Shares repurchased	(10,989,801)	(114,851,681)	(11,752,261)	(125,435,605)
Net decrease	(3,750,651)	$(38,804,231)	(5,816,527)	$(61,170,194)

Class A2
Shares sold	228,556	$2,444,755	196,235	$2,132,082
Shares issued on reinvestment	43,269	443,107	53,588	579,058
Shares repurchased	(220,187)	(2,307,339)	(224,620)	(2,446,135)
Net increase	51,638	$580,523	25,203	$265,005

40	BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class C
Shares sold	269,680	$2,822,081	241,418	$2,597,148
Shares issued on reinvestment	38,981	393,450	59,453	632,248
Shares repurchased	(607,607)	(6,173,413)	(771,106)	(8,245,706)
Net decrease	(298,946)	$(2,957,882)	(470,235)	$(5,016,310)

Class C1
Shares sold	12,783	$132,679	14,184	$148,975
Shares issued on reinvestment	19,007	194,094	33,604	360,153
Shares repurchased	(335,601)	(3,464,704)	(319,025)	(3,434,534)
Net decrease	(303,811)	$(3,137,931)	(271,237)	$(2,925,406)

Class FI
Shares sold	2,802,632	$29,930,435	2,808,180	$30,061,940
Shares issued on reinvestment	120,771	1,225,504	298,775	3,197,182
Shares repurchased	(7,094,873)	(75,677,523)	(3,091,950)	(33,249,847)
Net increase (decrease)	(4,171,470)	$(44,521,584)	15,005	$9,275

Class R
Shares sold	562,701	$5,907,064	653,339	$7,101,541
Shares issued on reinvestment	39,950	408,863	65,793	708,619
Shares repurchased	(1,129,674)	(11,861,187)	(566,195)	(6,168,505)
Net increase (decrease)	(527,023)	$(5,545,260)	152,937	$1,641,655

Class I
Shares sold	42,034,449	$447,436,614	33,259,149	$357,270,243
Shares issued on reinvestment	3,458,529	35,424,241	4,595,407	49,547,658
Shares repurchased	(60,686,723)	(636,034,828)	(66,013,931)	(685,108,505)
Net decrease	(15,193,745)	$(153,173,973)	(28,159,375)	$(278,290,604)

Class IS
Shares sold	62,968,255	$670,844,333	83,235,105	$879,459,017
Shares issued on reinvestment	7,571,069	77,494,617	8,225,423	88,851,201
Shares repurchased	(46,758,395)	(485,668,804)	(25,008,100)	(271,167,941)
Net increase	23,780,929	$262,670,146	66,452,428	$697,142,277

8. Redemption facility

The Fund and certain other participating funds within the Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $190 million. Unless renewed, the agreement will terminate on November 18, 2019. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the

BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report	41

Notes to financial statements (cont’d)

credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended December 31, 2018, the Fund incurred a commitment fee in the amount of $118,533. The Fund did not utilize the Redemption Facility during the year ended December 31, 2018.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$124,428,942	$115,841,996
Net long-term capital gains	1,326,813	42,386,190
Total distributions paid	$125,755,755	$158,228,186

As of December 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$3,709,565
Deferred capital losses*	(109,076,641)
Other book/tax temporary differences(a)	6,323,033
Unrealized appreciation (depreciation)(b)	(380,678,466)
Total accumulated earnings (losses) — net	$(479,722,509)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

10. Recent accounting pronouncement

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

42	BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of BrandywineGLOBAL — Global Opportunities Bond Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BrandywineGLOBAL — Global Opportunities Bond Fund (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 15, 2019

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

BrandywineGLOBAL — Global Opportunities Bond Fund 2018 Annual Report	43

Board approval of management and subadvisory agreements (unaudited)

At its November 2018 meeting, the Fund’s Board of Trustees (the “Board”) approved the continuation of the management agreement (the “Management Agreement”) with Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the subadvisory agreement (the “Subadvisory Agreement”) between the Manager and Brandywine Global Investment Management, LLC (the “Subadviser”). (The Management Agreement and the Subadvisory Agreement are jointly referred to as the “Agreements.”) The trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), met on October 10, 2018, with the assistance of their independent legal counsel, to review and evaluate the materials provided by the Manager to assist the Board, and in particular the Independent Trustees, in considering continuation of the Agreements. At such October meeting the Independent Trustees received a presentation from senior Fund management and reviewed the information provided, as well as a memorandum from their independent legal counsel. The Independent Trustees further discussed continuation of the Agreements in an executive session with independent legal counsel on November 1, 2018. The Board, including the Independent Trustees, at its November 2018 meeting, reviewed and evaluated the materials, including supplemental materials, provided to assist the Board in considering continuation of the Agreements.

In voting to approve continuation of the Agreements, the Board, including the Independent Trustees, considered whether continuation of the Agreements would be in the best interests of the Fund. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Agreements. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each of the Agreements are reasonable and fair and that it was in the best interests of the Fund to approve continuation of the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser, under the Management Agreement and Subadvisory Agreement, respectively. The Board also considered the Manager’s supervisory activities over the Subadviser. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Subadviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services.

44	BrandywineGLOBAL — Global Opportunities Bond Fund

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel serving the Fund and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the financial strength of the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Subadviser’s brokerage policies and practices, the standards applied in seeking best execution, the policies and practices regarding soft dollar usage and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broad-ridge”), an independent provider of investment company data. The Board was provided a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Broadridge data also included a comparison of the Fund’s performance to the Fund’s designated benchmark. The Board noted that although useful, the data provided by Broadridge may vary depending on the end dates selected and the selection of a peer group. In addition, the Board noted that it also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its Performance Universe and benchmark, as well as other performance measures, such as Morningstar rankings, and had met with the Fund’s portfolio managers at in-person meetings during the year.

The Board noted that the Fund’s performance for the three- and five-year periods ended June 30, 2018 placed the Class IS Shares in the second quintile (the first quintile being the best performers and the fifth quintile being the worst performers) and the Fund’s performance for the one-year period placed the Class IS Shares in the fifth quintile. The Board noted that its evaluation of the factors of the nature, extent and quality of services and investment performance led it to conclude that, with respect to these factors, it was in the best interests of the Fund to approve continuation of the Agreements.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and advisory services provided by the Manager and the Subadviser, respectively. The Board reviewed the subadvisory fee, noting that the Manager, and not the Fund, pays the fee to the Subadviser. In addition, the Board reviewed and considered the actual management fee rate (the “Actual Management Fee”). The Board also considered that the contractual expense cap had been extended to December 31, 2020.

The Board also reviewed information regarding the fees the Manager and the Subadviser charged any of their U.S. clients that were included in the same performance composite as the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such

BrandywineGLOBAL — Global Opportunities Bond Fund	45

Board approval of management and subadvisory agreements (unaudited) (cont’d)

other clients, and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Subadviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Broadridge as comparable to the Fund and with a broader universe of funds also selected by Broadridge. With respect to the Fund, the Board noted that for the Class IS Shares the Contractual and Actual Management Fees were lower than the median of the Broadridge expense group (second quintile) and that actual expense ratios were lower than the Broadridge expense group median (second quintile) and lower than the expense universe median (first quintile) (the first quintile being the lowest fees and the fifth quintile being the highest fees). The Board also reviewed the expense ratios for Class A and Class I Shares of the Fund.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2018 and 2017 (which corresponds to Legg Mason’s fiscal year end), with a restatement provided for 2018 profitability margins. The Board also received certain information showing historical profitability for fiscal years 2014 through 2018. Although not restated, the Board was advised by the Manager that the adjustments to the historical numbers would be in-line with the 2018 restatement, with the profitability margins well within industry norms. The Board noted that in 2016 Legg Mason had engaged an independent consultant to assess the methodologies used by Legg Mason for its profitability study and the Board received a report from the independent consultant. The Board also noted that Legg Mason detailed the changes to its methodology from those used in 2016. The Board considered the profitability study along with the other materials previously provided to the Board and concluded that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets have grown, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. Given the asset size of the Fund and the complex, as well as the Contractual Management Fee, the Board concluded that although there were no current breakpoints, any economies of scale currently being realized were appropriately being reflected in the Actual Management Fee paid by the Fund.

The Board considered other benefits received by the Manager and its affiliates as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional

46	BrandywineGLOBAL — Global Opportunities Bond Fund

products and services to Fund shareholders, enhanced industry recognition and the potential for reduced vendor pricing. The Board also considered the information provided by the Manager regarding amounts received by the Fund’s distributor and intermediary arrangements.

In light of the structure of the fees, the costs of providing investment management and other services to the Fund, the Manager’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Contractual and Actual Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of each Agreement is in the best interests of the Fund.

BrandywineGLOBAL — Global Opportunities Bond Fund	47

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of BrandywineGLOBAL — Global Opportunities Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Ruby P. Hearn

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during past five years	Senior Advisor, Phillips Auctioneer since 2015; Trustee of American Federation of Arts since 1998; formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015); Director of The Baltimore Museum of Art (1979 to 1997)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm); formerly, Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

48	BrandywineGLOBAL — Global Opportunities Bond Fund

Independent Trustees† cont’d

Jill E. McGovern

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly, Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason Funds consisting of 19 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); formerly, Board Member, Bridges School (pre- school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason funds consisting of 19 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp. (2003 to 2017)

BrandywineGLOBAL — Global Opportunities Bond Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d

S. Ford Rowan

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, since 2004; Consultant to University of Maryland University College, since 2013; formerly, Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Robert M. Tarola

Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Rights Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly, Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) (2015 to 2017); Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); Director of Vista Outdoor, Inc. (consumer outdoor recreation brands); formerly, Director of TeleTech Holdings, Inc. (business processing outsourcing)

50	BrandywineGLOBAL — Global Opportunities Bond Fund

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 146 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	137
Other board memberships held by Trustee during past five years	None

Executive Officers

Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202

Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

BrandywineGLOBAL — Global Opportunities Bond Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d

Thomas C. Mandia Legg Mason 100 Stamford Place, 6th Floor, Stamford, CT 06902

Year of Birth	1962
Position(s) with Trust	Assistant Secretary
Term of office1 and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with LeggMason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

52	BrandywineGLOBAL — Global Opportunities Bond Fund

Executive Officers cont’d

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office1 and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

BrandywineGLOBAL — Global Opportunities Bond Fund	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

54	BrandywineGLOBAL — Global Opportunities Bond Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2018:

Record date:	3/27/2018	6/27/2018	9/26/2018	12/19/2018
Payable date:	3/28/2017	6/28/2018	9/27/2018	12/20/2018
Interest from Federal Obligations	10.49%	10.49%	10.49%	10.49%
Long-term capital gain dividend	—	$0.003930	—	—

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The following distributions represent Qualified Short-Term Capital Gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Record Date	Payable Date	Short-Term Capital Gains Per Share
6/27/2018	6/28/2018	$0.005710

Please retain this information for your records.

BrandywineGLOBAL — Global Opportunities Bond Fund	55

BrandywineGLOBAL —

Global Opportunities Bond Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Brandywine Global Investment

Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon (“BNY”)*

*	Effective March 12, 2018, BNY became custodian.

Transfer agent

BNY Mellon Investment Servicing

(US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

BrandywineGLOBAL — Global Opportunities Bond Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

BrandywineGLOBAL — Global Opportunities Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of BrandywineGLOBAL — Global Opportunities Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2019 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013158 2/19 SR19-3555

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2017 and December 31, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $57,354 in December 31, 2017 and $335,324 in December 31, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2017 and $0 in December 31, 2018.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $20,817 in December 31, 2017 and $0 in December 31, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in December 31, 2017 and $12,000 in December 31, 2018, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2017 and December 31, 2018; Tax Fees were 100% and 100% for December 31, 2017 and December 31, 2018; and Other Fees were 100% and 100% for December 31, 2017 and December 31, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $160,000 in December 31, 2017 and $678,000 in December 31, 2018.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 25, 2019

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 25, 2019